Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of December 23, 2014 by and between Esquire Financial Holdings, Inc., a Delaware corporation and parent company of Esquire Bank (the “Company”), and CJA Private Equity Financial Restructuring Master Fund I, LP, a Cayman Islands limited partnership (“Investor”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Investor hereby agree as follows:

1.	Piggyback Registration

(a)          As long as Investor holds Registrable Securities (as defined below), if at any time or from time to time, the Company shall determine to register any of its securities under the Securities Act of 1933, as amended (the “Securities Act”) (except for the registration of securities (x) to be offered pursuant to an employee benefit plan on Form S-8 or pursuant to a registration made on Form S-4 or any successor forms then in effect or (y) in a transaction relating solely to the sale of debt or convertible debt instruments), and the registration form to be used may be used for the registration of the Registrable Securities (a “Piggyback Registration”), the Company shall:

(i)          give to Investor thirty (30) days written notice prior to filing the registration statement (the “Registration Rights Notice”); and

(ii)         include in such registrations, and in any underwriting involved therein, all the Registrable Securities specified in a written request made by Investor within fifteen (15) days after receipt of such written notice from the Company, except as set forth in subsection (b) below.

(b)          If the registration is for a registered public offering involving an underwriting, the Company shall so advise Investor as a part of the Registration Rights Notice. In such event, the right of Investor to registration shall be conditioned upon Investor’s participation in such underwriting and the inclusion of Investor’s Registrable Securities in the underwriting to the extent provided herein. If Investor proposes to distribute its securities through such underwriting, it shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in the form agreed to by the Company with the underwriter(s) selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the managing underwriters advise the Company that in their reasonable opinion the number of securities requested to be included in such offering exceeds the number which can be sold without adversely affecting the marketability of such offering (including any adverse effect on the per share offering price), the Company will include in such offering only such number of securities that in the reasonable opinion of such managing underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price). The Company shall so advise Investor and the other holders distributing their securities through such underwriting pursuant to a Piggyback Registration, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among Investor and other holders otherwise entitled to registration rights in proportion, as nearly as practicable, to the respective amounts of Registrable Securities sought to be registered by Investor and other securities held by other holders at the time of filing the registration statement. If Investor disapproves of the terms of any such underwriting, Investor may elect to withdraw therefrom by written notice to the Company and the managing underwriter.

(c)          For purposes of this Agreement, “Registrable Securities” shall mean any and all shares of (i) common stock, $0.01 value per share, of the Company (“Common Stock”) issued or issuable pursuant to that certain Subscription Agreement dated December 23, 2014 by and between the Company and Investor (the “Subscription Agreement”), (ii) Series B Non-Voting Preferred Stock, par value $0.01 per share, of the Company (“Non-Voting Preferred Stock”) issued or issuable pursuant to the Subscription Agreement, (iii) Common Stock or other securities issued or issuable in respect of the Non-Voting Preferred Stock issued or issuable upon exchange of Common Stock pursuant to that certain letter agreement dated as of the date hereof by and between the Company and Investor, (iv) Common Stock issued or issuable upon conversion of the Non-Voting Preferred Stock in accordance with the Company’s Certificate of Incorporation, as amended, supplemented and/or restated, (v) capital stock issued in respect of the Common Stock or the Non-Voting Preferred Stock in any reorganization of the Company, and (vi) capital stock issued in respect of the stock referred to in clause (i), (ii), (iii), (iv) or (v) above as a result of a stock split, stock dividend, recapitalization or combination. Notwithstanding the foregoing, Registrable Securities shall not include otherwise Registrable Securities (A) sold by a person in a transaction in which his rights under this Agreement are not properly assigned; or (B)(1) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (2) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act, under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

2.	Expenses of Registration

All expenses incurred in connection with the registrations pursuant to Section 1 hereof, including all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and expenses of any special audits of the Company’s financial statements incidental to or required by such registration, shall be borne by the Company, except that the Company shall not be required to pay underwriters’ fees, discounts or commissions relating to Registrable Securities or fees of separate legal counsel of Investor.

3.	Registration Procedures

In the case of each registration affected by the Company pursuant to this Agreement, the Company will keep Investor advised in writing as to the initiation of each registration and as to the completion thereof. At its expense the Company will:

(a)          keep such registration pursuant to this Agreement continuously effective for a period of ninety (90) days, or such reasonable period necessary to permit Investor to complete the distribution described in the registration statement relating thereto, whichever first occurs;

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(b)          promptly prepare and file with the Securities and Exchange Commission (“SEC”) such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act, and to keep such registration statement effective for that period of time specified in Section 3(a) above;

(c)          use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

(d)          cause all Registrable Securities covered by such registrations to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(e)          enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(f)           take such other actions as shall be reasonably requested by Investor.

4.	Indemnification

(a)          In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, the Company will (i) indemnify and hold harmless Investor, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls Investor or such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which Investor, such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and (ii) will reimburse Investor, each of its officers, directors and partners, and each person controlling Investor, each such underwriter and each person who controls any such underwriter, for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action. Notwithstanding the foregoing, the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company in an instrument duly executed by Investor or an underwriter, as applicable, specifically for use therein.

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(b)          Investor will, if Registrable Securities held by or issuable to Investor are included in the securities for which such registration is being effected, (i) indemnify and hold harmless the Company, each of its directors and officers, each underwriter, if any, of the Company’s securities covered by such registration statement, each person who controls the Company and each underwriter within the meaning of the Securities Act, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) will reimburse the Company, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company in an instrument duly executed by Investor specifically for use therein. Notwithstanding the foregoing, the total amount for which Investor, its officers, directors and partners, and any person controlling Investor, shall be liable under this Section 4(b) shall not in any event exceed the aggregate proceeds received by Investor from the sale of its Registrable Securities in such registration.

(c)          Each party entitled to indemnification under this Section 4 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claims as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party’s expense. Notwithstanding the foregoing, the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

(d)          Notwithstanding the foregoing, to the extent that the provisions on indemnification contained in the underwriting agreements entered into among Investor, the Company and the underwriters in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall be controlling as to the Registrable Securities included in the public offering.

(e)          The indemnification provided by this Section 4 shall be a continuing right to indemnification and shall survive the registration and sale of any securities by any person entitled to indemnification hereunder and the expiration or termination of this Agreement.

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5.	REPORTS UNDER the EXCHANGE ACT

With a view to making available to Investor the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit Investor to sell securities of the Company to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a)          make and keep public information available, within the meaning of Rule 144, at all times after the effective date of (i) the first registration statement covering an underwritten public offering filed by the Company or (ii) the first registration by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(b)          following a public offering or a registration under the Exchange Act, file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c)          furnish to Investor forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of said first registration statement filed by the Company), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents filed by the Company with the SEC as may be reasonably requested in availing any such holder to take advantage of any rule or regulation of the SEC permitting the selling of any such securities without registration.

6.	LIMITATIONS IN CONNECTION WITH FUTURE GRANTS OF REGISTRATION RIGHTS

From and after the date of this Agreement, the Company shall not, without the prior written consent of Investor, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities in any registration filed under Section 1 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of Investor to be included in such registration.

7.	TRANSFER OF REGISTRATION RIGHTS

The registration rights of Investor (and of any permitted transferee of Investor) under this Agreement with respect to any Registrable Securities may be assigned in whole or in part as provided in Section 8(b) below.

8.	Miscellaneous

(a)          Except as otherwise expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and Investor.

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(b)          This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and permitted assigns. This Agreement, and the rights and obligations of Investor hereunder, may be assigned by Investor to any person or entity to which Registrable Securities are transferred by Investor, and such transferee shall be deemed to have acquired all of the rights and obligations of Investor for purposes of this Agreement; provided, that the transferee provides written notice of such assignment to the Company and provided that any such transfer shall be made strictly in accordance with all applicable laws; and provided, further, that such rights may not be held or exercised by more than one transferee at any one time. The Company may not assign its rights under this Agreement except to its successors-in-interest as a result of a merger, reorganization or a sale of all or substantially all of the assets of the Company.

(c)          This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement (notwithstanding that all of the parties are not signatories to the original or the same counterpart, or that signature pages from different counterparts are combined), and it shall not be necessary when making proof of this Agreement or any counterpart thereof to account for any other counterpart, and the signature of any party to any counterpart shall be deemed to be a signature to and may be appended to any other counterpart. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or other electronic means is to be treated as an original document. The signature of any party on any such document, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, any facsimile or other electronic signature is to be re-executed in original form by the parties which executed the facsimile or other electronic signature. No party may raise the use of a facsimile machine or other electronic means, or the fact that any signature was transmitted through the use of a facsimile machine or other electronic means, as a defense to the enforcement of this Agreement.

(d)          All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (i) personal delivery to the party to be notified; (ii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iii) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to each party as follows:

If to the Company:

Esquire Financial Holdings, Inc.

320 Old Country Road, Suite 101

Garden City, NY 11530

E-mail: Andrew.Sagliocca@esqbank.com

Attention: Andrew C. Sagliocca

Title: President and Chief Executive Officer

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with a copy to:

Luse Gorman Pomerenk & Schick, P.C.

Facsimile: (202) 362-2902

E-mail: glax@luselaw.com

Attention: Gary A. Lax

If to Investor:

CJA Private Equity Financial Restructuring Master Fund I, LP

c/o Hedgserv, Ltd.

Attn: Mr. Donal Murphy

75 St Stephens Green - 2nd Floor

Dublin 2 Ireland

with copies to:

CJA Private Equity Financial Restructuring Master Fund I, LP

c/o Gapstow Capital Partners LP

Attn: Virginia Kocher

654 Madison Avenue, Suite 601

New York, NY 10065

Wiggin and Dana LLP

Two Stamford Plaza

281 Tresser Boulevard

Stamford, CT 06901

Facsimile: 203-363-7676

E-Mail: mkaduboski@wiggin.com

Attention: Mark S. Kaduboski

(e)          Wherever the term “including” is used herein, it shall be deemed to mean “including, without limitation.”

(f)           In case any one or more of the provisions contained in this Agreement, or any of the documents or agreements contemplated hereby, should be determined to be invalid, illegal or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein, or therein, shall not be in any way affected or impaired thereby.

(g)          If, and as often as, there is any change in the Common Stock or the Non-Voting Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock and the Non-Voting Preferred Stock as so changed.

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(h)          This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of law principles that would result in the application of any law other than the law of the State of Delaware. The parties agree to submit to the jurisdiction of the federal and state courts located in the New York, New York in any proceeding involving this Agreement.

(i)           THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AGREEMENT, INSTRUMENT OR OTHER DOCUMENT CONTEMPLATED HEREBY OR RELATED HERETO AND IN ANY ACTION DIRECTLY OR INDIRECTLY RELATED TO OR CONNECTED WITH THE OBLIGATIONS OF THIS AGREEMENT. THE COMPANY ACKNOWLEDGES THAT THIS WAIVER MAY DEPRIVE IT OF AN IMPORTANT RIGHT AND THAT SUCH WAIVER HAS BEEN KNOWINGLY AND VOLUNTARILY MADE BY THE COMPANY AFTER CONSULTATION WITH ITS LEGAL COUNSEL.

(j)           The headings or captions of the various Sections and other divisions of this Agreement are intended for convenient reference only and neither form a part hereof nor are to be relied upon to interpret or modify any of the provisions of this Agreement.

[Remainder of page intentionally left blank. Signature page follows.]

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date set forth above.

COMPANY:

Esquire Financial Holdings, Inc.

By:	/s/ Andrew C. Sagliocca
Name:	Andrew C. Sagliocca
Title:	President and Chief Executive Officer

INVESTOR:

CJA PRIVATE EQUITY FINANCIAL
RESTRUCTURING MASTER Fund I, LP

By: CJA Private Equity Financial Restructuring GP I, Ltd., its General Partner

By: Christopher J. Acito & Associates GP, LLC, its Managing Member

By:	/s/ Christopher J. Acito
	Name:	Christopher J. Acito
	Title:	Managing Member

[Signature Page to Registration Rights Agreement]